ENDURANCE EXPLORATION GROUP

MARINE SEARCH, LOCATION & RECOVERY OF VALUABLE SHIPWRECK CARGOES

"Men wanted for hazardous journey. Small Wages.
Bitter Cold. Long months of complete darkness.
Constant danger. Safe return doubtful.
Honor and recognition in case of success."

Sir Ernest Shackleton, 1912 London Newspaper Recruitment Ad, Imperial Trans-Antarctic Expedition

Keith Holloway, VP of Shareholder Comm.
Endurance Exploration Group
15500 Roosevelt Blvd, Suite 303
Clearwater, FL 33760
727.533.5555

ENDURANCE
EXPLORATION GROUP™

ENDURANCE EXPLORATION GROUP

This visual and oral presentation contains or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "hope", "intend", "likely", "may", "plan", "positioned", "project", "should", "strategy", "will", "would" or the negative of these terms and similar expressions as they relate to us or our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Expect as required by applicable law, including the U.S. federal security laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

ENDURANCE
EXPLORATION GROUP™

WHAT WE DO




SHACKLETON 1
ENDURANCE


NGC

WE RESERCH

- EXHAUSTIVE ARCHIVAL RESEARCH RESULTING IN A DATABASE OF OVER 1400 LOST SHIPS CONTAINING VALUABLE CARGOES.

WE SEARCH AND RECOVER

- ACCUMULATE THE EQUIPMENT TO GET THE JOB DONE USING SUPPORT SHIPS, SONAR AND REMOTELY OPERATED VEHICLES (ROVs).

WE TURN RECOVERIES INTO CASH

- MONETIZE THE RECOVERY THROUGH EXHIBITION, ENTERTAINMENT AND THE MARKETING AND SALE OF ARTIFACTS, COINS AND BULLION.

WHO WE ARE



Micah Eldred
Director & CEO



Carl Dilley
Director & COO



Christine Zitman,
Director & CFO.



Guy Zajonc, JD
Director



Steven St. Amour
Director



Taylor Zajonc
Research Director

PUBLIC COMPANIES & MARKETS, OFFSHORE & SUBSEA OPS, LEGAL & GOVERNMENT AFFAIRS

//GLOBAL SHIPWRECKS DATABASE

WHAT WE DO - RESEARCH

PROCESS & PROJECT SELECTION

USING COMMON SENSE

"DOES IT HAVE A KNOWN CARGO?" "CAN WE FIND IT?"
"IS IT ECONOMICALLY VIABLE?" "CAN WE KEEP IT?"


TREASURE WRECKS
RAW LISTS
REFINED LISTS
ACTIVE PROJECTS

WHAT WE DO - SEARCH





SEARCH AREA


SUMMER 2013 SURVEY AREA
700 SQ MILES
ENDURANCE
EXPLORATION GROUP INC.
700 sq miles =
35X the
size/area
of Manhattan


ENDURANCE
EXPLORATION GROUP, INC.™
The Challenges of Deep Water
100’
200’
300’
400’
ENDURANCE SURVEY DEPTH
500’
600’
700’
800’
AVERAGE SURVEY DEPTH
900’
1000’
1100’
1200’
1300’
1400’
1500’

TARGET SUMMARY 2013



N
MK014
MK011
MK005
MK006
MK004
MK003
MK013
MK002
MK016
MK021
MK010
MK001
Target 01
MK019
MK012
MK007
MK009
MK008
MK028
MK026
MK027
MK017
MK018
MK015 (401)
MK015 (402)
MK029 (201)
MK029
MK025
MK020
MK030
MK022
MK023
MK024
0
4
8
16 Miles
30 m
0 m
-50 m
-100 m
-150 m
-200 m
-250 m
-300 m
-350 m
-371 m

Approximately 700 square miles of survey and 30 targets identified.

PROJECT # 1
THE *CONNAUGHT*



- Iron Side-Wheel Steamer
- Lost in Atlantic Ocean
- Carried more than 2,000 ounces of gold in coin form – expectation that this cargo will be valuable in numismatic market
- Possible additional passenger coin and/or bullion cargo
- **Potential Retail Value -**
  $5 - $30 million dollars

ENDURANCE
EXPLORATION GROUP™

THE STEAMSHIP "CONNAUGHT" BURNED AT SEA

OCT. 10, 1860

DREADFUL ACCIDENT AT SEA.

Burning of the Steamship Connaught.

PASSENGERS, CREW AND MAILS ALL SAVED.

Gallant Conduct of Capt. John Wilson, of the Brig Minnie Schiffer.



"THE CONNAUGHT HAD £10,000 IN GOLD ON BOARD LOST WITH THE SHIP"

"THE CONNAUGHTS ENGINES WERE OF SUPERIOR DESIGN, HOWEVER INDIFFERENTLY THEY MAY HAVE BEEN CONSTRUCTED"

"I WILL DO ALL IN MY POWER TO SAVE THEM."

"SCARCELY A PARCEL OF BAGGAGE WAS SAVED . . . EVEN THE MONEY OF THE CABIN PASSENGERS LEFT BELOW"

"LAST SEEN OF THE STEAMER WAS AT 2 A.M. ON MONDAY, WHEN SHE WAS ONE MASS OF FLAME"

"THE SHIP IS ON FIRE"



TARGET 01- The Connaught



Mid-Resolution Sonar of the Shipwreck

Image Captured September 3, 2013 During "Connaught" Project Search Operations

Mission to positively identify the wreck was conducted September 27th and 28th of 2014.

ROV inspections completed August of 2015 with artifacts recovered positively identifying the Connaught

THE *CONNAUGHT*
FOUND ! ! !






ENDURANCE
EXPLORATION GROUP™


ENDURANCE
EXPLORATION GROUP™


ENDURANCE
EXPLORATION GROUP™

UNITED STATES DISTRICT COURT
MIDDLE DISTRICT OF FLORIDA
TAMPA DIVISION

ENDURANCE EXPLORATION GROUP, INC.,

Plaintiff,

v. **Case No: 8:14-cv-2502-T-35MAP**

UNKNOWN, ABANDONED, SUNKEN 19TH CENTURY PADDLE WHEEL STEAMER, her apparel, tackle and appurtenances, and her cargo located within center point coordinates (to be provided to the Court under seal), in rem,,

Defendant.

______________________________/

ORDER

THIS CAUSE comes before the Court for consideration of the Notice of Verified Proof of Salvor's Qualifications (Dkt. 24) filed by Plaintiff, Endurance Exploration Group, Inc. ("Endurance Exploration"). On June 9, 2015, the Court conditionally granted Endurance Exploration the exclusive right to salvage the wreck site of Defendant. (Dkt. 23) The Court stated that:

> Endurance Exploration's right to salvage the site is **subject to** Endurance Exploration providing the Court, via subsequent filing, proof of its own qualifications and the qualifications of any subcontractors, their owners and employees, and any other individuals that it intends to employ in its salvage operations, and proof of insurance or bondability of itself and those same entities and individuals involved in the operations.

(Id.) Endurance Exploration has now provided the Court with the requested information in its Notice of Verified Proof of Salvor's Qualifications. The Court finds that the Notice is sufficient.

EXCLUSIVE RIGHT TO SALVAGE

July 1, 2015. U.S. Federal Court grants us exclusive right to salvage the Steamship *Connaught*.

INSPECTION COMPLETED

August 2015

Remotely Operated Vehicle (ROV) inspections completed.

What was discovered?


N
Contact0085
Connaught Port Side View
Plate with logo
Bottles
Pottery
Bottles
Glass
Barrels with fishing net dive 3
Fishing lines intersection dive 1
with logo recovered
Artifact 3 bottles
Plate with logo not recovered dive 1
Bottles batch





15:50:41 08/17/2015




17:47:51 08/16/2015





ATLANTIC ROYAL MAIL STEAM NAVIGATION COMPANY LIMITED




ROYAL MAIL STEAM NAVIGATION COMPANY LIMITED



Connaught Port Side View

WHAT'S NEXT ?

Recover Cargo!





GOLD COIN RECOVERY !



WHAT'S NEXT ?

Recover Cargo!




fss5851

WHAT'S NEXT ?

Recover Cargo!



PROJECT # 2

Black Marlin



- 18th Century Colonial-Era Trading Vessel in Indian Ocean
- Carried 400,000 – 700,000 ounces of silver in coin and bullion form.
- Possible additional gold and silver stores
- **Exclusive 3-year contract with 75-25% split in our favor after recovery of our costs**
- **Potentially worth $50 to ????million**

ENDURANCE
EXPLORATION GROUP™

Registered Offering Opportunity

ENDURANCE EXPLORATION GROUP, INC. (OTCQB: EXPL)

Registered Offering: Min: 5,000,000 Max:15,000,000

Price: $0.25 per unit

Commissions Per Unit: $0.025 plus 10% warrant coverage

Net Proceeds to the Company: $1,125,000-$3,375,000

Use of Proceeds:

- Recover the cargo of *Connaught*
- Acquire equipment to increase search capability to 4,500 meters of depth, allowing us to search approximately 75% of ocean bottoms of the world.
- Fund the start, initial search for, Project #2 target – *Black Marlin*.

CAPITALIZATION TABLE

ENDURANCE EXPLORATION CAPITALIZATION TABLE –September 15, 2015

Total Insider Shares	36,571,044	
Public Shareholders	5,935,165	
Total Outstanding Shares	42,507,044	$0.25
Option Grants - @ $0.25	5,000,000	
Fully Diluted (Current)	47,502,044	
Proposed Equity Offering - @ $0.25	15,000,000	
Fully Diluted with Proposed Offering	62,507,044	$0.25

Pre Money (Pre Deal)

Market Capitalization
$10,627,000

Implied (Post Deal)

Market Capitalization
$15,627,000

COMPARABLE PUBLIC COMPANY ILLUSTRATES A PRECEDENT FOR SUCCESS

Odyssey Marine Exploration (NASDAQ: OMEX)

1 - Odyssey is operational and pre-revenue: Market Cap ("MC") $20M to $25M.

2 - *SS Republic* identified: MC $100M and once gold spotted MC $150M

3 - Results of first sales of gold coins reported: MC $200M

4 - *Nuestra Senora de las Mercedes* found, 564,000 coins recovered: MC $400M+

From January, 2001 – December 2007, Stock Climbs 3,500%



Zoom: 1d 5d 1m 3m 6m YTD 1y 5y 10y All
Jan 05, 2001 - Dec 14, 2007 +3.47 (3645.67%)
1
2
3
4
8
6
4
2
0
2001
2002
2003
2004
2005
2006
2007

WHY INVEST – NOW ?
OTCQB: EXPL

SHORT TERM:

- The Steamship Connaught has been FOUND !
- $.25 is a discount to market and only $9M in pre-money valuation.
- Historical precedent for significant near term market appreciation when recoveries are made.(*Connaught:* Summer 2017) (*Black Marlin:* 6-12 months)
- *Black Marlin* has similar coin count to OMEX' s *Mercedes* which resulted in a $400M market cap for OMEX.
- Successful recoveries allow the internal financing of future operations.

ENDURANCE
EXPLORATION GROUP™

WHY INVEST – **NOW** ?
OTCQB: EXPL

LONG TERM:

- The Steamship Connaught has been FOUND !
- Advances in technology continue to lower costs and improve results in deep-water search and recovery.
- Proven and experience management team in subsea salvage and capital markets.
- 5 years of archival research and a database of 1400 valuable shipwrecks.
- Billions of dollars of valuable cargoes left to recovery. Lifetimes of work.

ENDURANCE
EXPLORATION GROUP™

ENDURANCE EXPLORATION GROUP

Keith Holloway
VP of Shareholder Communications
15500 Roosevelt Blvd, Suite 303
Clearwater FL 33760
Phone: 727.533.5555
Mobil: 727.480.9959
www.eexpl.com
Website Homepage:
INVESTOR INFO > RESTRICTED SHARES OFFERING



ENDURANCE
EXPLORATION GROUP™